SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             February 17, 2000
                     ----------------------------------
                     (Date of earliest event reported)

                     CHAMPION INTERNATIONAL CORPORATION
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)

     NEW YORK               1-3053               13-1427390
  --------------     ---------------------    ------------------
   (State of         (Commission File No.)       (IRS Employer
  Incorporation)                              Identification No.)

              One Champion Plaza, Stamford, Connecticut 06921
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)

                               (203) 358-7000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


       -------------------------------------------------------------
       (Former name or former address, if changed since last report)


 ITEM 5.    OTHER EVENTS

         On February 17, 2000, Champion International Corporation and UPM-Kymmene Corporation issued a joint press release, a copy of which is attached hereto and incorporated herein by reference in its entirety.


  ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
             AND EXHIBITS.

    (c)   Exhibits

   99.1 Joint Press Release, dated February 17, 2000, announcing the execution of the Agreement and Plan of Merger, dated as of February 17, 2000, among Champion International Corporation, UPM-Kymmene Corporation and Blue Acquisition, Inc.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 2000


                                  CHAMPION INTERNATIONAL CORPORATION


                                  By:  /s/  Lawrence A. Fox
                                     _____________________________________
                                     Name: Lawrence A. Fox
                                     Title:Vice President and
                                           Secretary



                               EXHIBIT INDEX

   Exhibit No.                   Description

    99.1 Joint Press Release, dated February 17, 2000, announcing the execution of the Agreement and Plan of Merger, dated as of February 17, 2000, among Champion International Corporation, UPM-Kymmene Corporation and Blue Acquisition, Inc.